UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 27, 2007
MIVA, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30428 (Commission File No.)	88-0348835 (IRS Employer Identification Number)
5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 27, 2007, the Compensation Committee of the Board of Directors of MIVA, Inc. (the “Company”) adopted the Company’s 2007 Bonus Program (the “Bonus Program”). The material terms of the Bonus Program are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
           (d)Exhibits.

Exhibit
No.	Description
10.1	Description of the Material Terms of the 2007 Bonus Program for MIVA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.
Date: April 2, 2007	By:	/s/ Peter A. Corrao
Peter A. Corrao
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Description of the Material Terms of the 2007 Bonus Program for MIVA, Inc.